                                                               November 13, 2000

Dear Fellow Shareholder:

     Fiscal 2000 was another strong year for The Merger Fund(R). As previously reported, the Fund showed a gain of 19.1% in the 12 months ended September 30, substantially exceeding our rate-of-return targets. The Fund's above-trendline performance was again attributable to an abundance of mergers and takeovers, attractive arbitrage spreads -- especially for deals with "wrinkles" -- and a selective investment approach that enabled us to avoid a number of failed transactions. Out of more than 150 arbitrage positions held by The Merger Fund(R) during fiscal 2000, just three deals were not completed. Not only did the Fund post strong absolute gains, but our risk profile also remained unsurpassed in the industry. Based on Morningstar data for the three years ended September 30, The Merger Fund(R) can claim the most consistent monthly returns, the most favorable Morningstar risk rating and the 10th lowest sensitivity to market fluctuations out of approximately 3,000 equity mutual funds. Fiscal 2000 represented the third consecutive year in which the Fund ranked number one in the first two categories and among the top 10 in the third. The Merger Fund(R) also carries the highest Sharpe ratio -- a measure of risk-adjusted performance -- in the Morningstar universe.

     As is customary in these annual reports, we have included a series of pie charts which reflect the nature of the arbitrage opportunities in which the Fund has recently invested. Chart 1 indicates that as of September 30, friendly transactions represented 100% of our holdings. Although we have no problem investing in unsolicited, or hostile, takeover attempts, such deals continue to represent a small percentage of M&A activity. That's because nothing much has changed in recent years to improve the generally poor odds facing unwelcome suitors. The stars must be in perfect alignment for a hostile takeover to work. Judicial rulings have validated the "just-say-no" defense backed up by a poison pill, and staggered boards, restricted voting rights and other limitations on corporate democracy make it difficult to gain control of the target's board by waging a proxy contest. Even when a would-be acquirer is able to penetrate the target's takeover defenses, a white knight often ends up snatching away the prize. Unsolicited offers may have a better chance of success when the target has already agreed to another business combination, a situation in which the "just-say-no" defense would not be effective. For example, it was relatively easy for General Electric to win control of Honeywell with a superior bid after word leaked out that Honeywell was close to finalizing an agreement to be acquired by United Technologies. Even if Honeywell's management had preferred to do a deal with the company's original suitor, a stock-for-stock acquisition by United Technologies would have required the approval of Honeywell's shareholders, who presumably would not have been supportive in the face of a better offer from one of the world's most admired corporations.

     Chart 2 shows that virtually all of the acquisitions in which the Fund has recently invested are strategic in nature, meaning deals that involve a corporate buyer -- usually operating in the same industry as the target -- whose management sees the transaction as a faster and more cost-effective alternative to building the business organically. To understand why highly leveraged, financially driven takeovers of public companies remain relatively infrequent, it is helpful to consider the prerequisites for a successful LBO. For starters, the target's private market value must exceed its public market value. Stated another way, the company should be substantially undervalued relative to what it would be worth to a financial buyer intent on dressing it up for a sale or IPO a few years down the road. Cash flows should be predictable and not wholly encumbered by capital-spending requirements, so that the buyout group can pay down debt relatively quickly. And existing management must be willing to participate in the going-private transaction. Although many corporate executives probably would like to free themselves from the hassles of public ownership, in recent years few of their companies have been cheap enough to attract the interest of LBO firms. Long-running bull markets do not make for great bargains on Wall Street. Even assuming that a suitable LBO candidate can be found, however, another challenge is to secure financing for the transaction, and the debt markets have not been friendly to highly leveraged deals for most of this year. Finally, financial buyers may end up bidding against strategic players with deeper pockets and the ability to realize greater synergies from the combination. From an arbitrageur's perspective, of course, the continued paucity of LBOs is not such a bad thing. Committed corporate buyers willing to take the long view are clearly preferable to short-term-oriented financial players, whose deals tend to be more accident-prone. An example of the latter is the failed buyout of Westpoint Stevens earlier this year, a transaction in which the Fund had made a small investment. Although this LBO appeared to be eminently financeable thanks to a large infusion of equity, the buyout collapsed when an uptick in interest rates changed the economics of the deal for the investor group.

     Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund(R) held positions at the end of its fiscal year. Stock remains the acquisition currency of choice. About 68% of our deals, measured as a percentage of the Fund's long positions, involve at least some stock, down slightly from a year earlier. If foreign acquisitions of U.S. companies are excluded, however, the percentage of stock deals rises to almost 86%. In addition to taking advantage of what are still generous equity valuations, stock-for-stock transactions permit pooling-of-interests accounting treatment, an approach that allows the buyer to avoid earnings dilution tied to the amortization of goodwill. In last year's annual report, we discussed the prospective elimination of pooling as of January 1, 2001, and suggested that owing to the increasing focus on "cash" earnings -- which exclude goodwill charges -- M&A activity would not drop off a cliff if the Financial Accounting Standards Board officially implemented its draft proposal. It turns out that under pressure from Corporate America, the FASB has decided to extend its review of this issue, with a final decision not expected until sometime next year. We still expect that all mergers and takeovers will eventually have to be done under purchase accounting, but it now also seems likely that the FASB will come up with an approach to the amortization of goodwill that will lessen the impact on reported earnings.

     Chart 4 shows our investments grouped by economic sector. As has been the case each year since the Fund's inception in 1989, the financial services category, which includes banks, brokers, insurers and investment companies, represents the largest segment of our portfolio (28%). Despite the consolidation that has already taken place in this sector over the past decade, the financial services market remains relatively fragmented, and foreign companies in particular show no sign of losing their appetite for acquisitions in the U.S. Ranking second in the Fund's portfolio are media deals (14%). Radio and TV broadcasters are doing acquisitions because in their industry scale is viewed as an important strategic asset, while the presumed benefits of combining content with distribution are driving other deals in this sector. Mergers and takeovers involving technology companies represent about 12% of our investments. As might be expected in such a dynamic area of the economy, the managements of these firms often conclude that the best way to stay ahead of the curve is to acquire someone else's cutting-edge technology. In the last year or so, for example, manufacturers of networking equipment have been on a buying binge in an attempt to fill gaps in their product lines. Telecom deals, which a year earlier represented 16% of our holdings, now account for just 7%. Limiting M&A activity in this sector are regulatory obstacles and the fact that many would-be acquirers have seen their stocks trashed in recent months. Total merger volume in the U.S. has remained at near-record levels, and a moderate slowdown in deal-making would not be surprising. Investing in the right transactions, however, has always had a greater impact on our results than the quantity of arbitrage opportunities. We'll try to keep our batting average high in the year ahead.

     Fiscal 2000 saw the net assets of The Merger Fund(R) cross the $1 billion mark. Not bad for an investment vehicle that has been closed to new investors for 15 months! We appreciate the support of our shareholders, and we are confident that the Fund can continue to deliver what it has become known for over the past 12 years: solid risk-adjusted performance in good markets and bad.

                                         Sincerely,

                                         /s/ Frederick W. Green
                                         Frederick W. Green
                                         President

     Note: The performance figures discussed in this letter represent past performance and may not be indicative of future results. The Fund's share price and return will vary, and investors may have a gain or loss when they redeem their shares.

                               THE MERGER FUND(R)


                             PORTFOLIO COMPOSITION
                                 BY TYPE OF DEAL*


[PIE CHART]

HOSTILE                                                                        FRIENDLY
-------                                                                        --------
0                                                                                100

[PIE CHART]

FINANCIAL                                                                      STRATEGIC
---------                                                                      ---------
3.2                                                                              96.80

                                                            * Data as of 9/30/00

                               THE MERGER FUND(R)


                             PORTFOLIO COMPOSITION
                                 BY DEAL TERMS*


[PIE CHART]

                                        STOCK WITH FLEXIBLE
STOCK WITH FIXED EXCHANGE RATIO            EXCHANGE RATIO          CASH & STOCK               CASH               UNDETERMINED
-------------------------------         -------------------        ------------               ----               ------------
33.3                                            9.0                    25.4                   26.9                   5.4


                             PORTFOLIO COMPOSITION
                                   BY SECTOR*




[PIE CHART]

                                                                      CONSUMER
CONSUMER               BUSINESS   FINANCIAL                             NON-       BASIC
SERVICES               SERVICES   SERVICES     MEDIA     TECHNOLOGY   DURABLES   INDUSTRIES   TELECOMMUNICATIONS   UTILITIES
--------               --------   ---------    -----     ----------   --------   ----------   ------------------   ---------
1.1                      0.2        28.4        14.1        12.2        11.5         9.5              7.1             5.0


                                     MULTI-    CONSUMER
                       HEALTHCARE    SECTOR    DURABLES    ENERGY
                       ----------    ------    --------    ------
                           4.0        3.4        1.8        1.7

                                                            * Data as of 9/30/00

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN THE MERGER FUND AND THE S&P 500
[COMPARISON LINE GRAPH]

                                                                           S&P500                           THE MERGER
                                                                                                               FUND
                                                                           ------                              ----
9/90                                                                       10000                              10000
                                                                            9958                              10312
                                                                           10602                              10814
                                                                           10897                              10938
                                                                           11372                              10988
                                                                           12185                              11019
                                                                           12480                              11342
                                                                           12509                              11655
                                                                           13049                              11726
                                                                           12451                              11907
                                                                           13032                              12130
                                                                           13340                              12200
9/91                                                                       13117                              12221
                                                                           13293                              12321
                                                                           12758                              12635
                                                                           14217                              12779
                                                                           13952                              12993
                                                                           14132                              12993
                                                                           13858                              13068
                                                                           14264                              13057
                                                                           14334                              12982
                                                                           14121                              12908
                                                                           14698                              13303
                                                                           14397                              13453
9/92                                                                       14566                              13560
                                                                           14617                              13667
                                                                           15114                              13196
                                                                           15300                              13462
                                                                           15428                              13743
                                                                           15638                              13833
                                                                           15968                              13766
                                                                           15582                              13946
                                                                           15999                              14126
                                                                           16046                              14520
                                                                           15981                              14805
                                                                           16587                              14974
9/93                                                                       16460                              15076
                                                                           16801                              15301
                                                                           16641                              15471
                                                                           16842                              15848
                                                                           17414                              16031
                                                                           16941                              15970
                                                                           16202                              16007
                                                                           16409                              16178
                                                                           16679                              16288
                                                                           16270                              16435
                                                                           16804                              16594
                                                                           17493                              16875
9/94                                                                       17064                              16973
                                                                           17448                              16900
                                                                           16813                              16778
                                                                           17062                              16979
                                                                           17503                              17300
                                                                           18186                              17506
                                                                           18723                              17621
                                                                           19273                              17505
                                                                           20044                              17621
                                                                           20505                              17920
                                                                           21182                              18261
                                                                           21245                              18498
9/95                                                                       22142                              18794
                                                                           22062                              18845
                                                                           23031                              19154
                                                                           23475                              19363
                                                                           24273                              19581
                                                                           24498                              19869
                                                                           24733                              20102
                                                                           25097                              20252
                                                                           25744                              20485
                                                                           25842                              20582
                                                                           24700                              20444
                                                                           25221                              20703
9/96                                                                       26641                              20896
                                                                           27377                              20896
                                                                           29446                              21115
                                                                           28863                              21288
                                                                           30667                              21425
                                                                           30906                              21425
                                                                           29636                              21530
                                                                           31405                              21499
                                                                           33318                              22028
                                                                           34811                              22361
                                                                           37581                              22571
                                                                           35477                              22977
9/97                                                                       37421                              23157
                                                                           36171                              23263
                                                                           37846                              23610
                                                                           38497                              23768
                                                                           38924                              23599
                                                                           41731                              23970
                                                                           43867                              23987
                                                                           44310                              24373
                                                                           43548                              24356
                                                                           45316                              24843
                                                                           44836                              24825
                                                                           38353                              23532
9/98                                                                       40811                              23346
                                                                           44129                              23916
                                                                           46803                              24504
                                                                           49499                              25038
                                                                           51568                              25186
                                                                           49964                              25629
                                                                           51963                              25924
                                                                           53974                              26328
                                                                           52700                              26734
                                                                           55625                              27453
                                                                           53889                              27876
                                                                           53625                              28024
9/99                                                                       52156                              28318
                                                                           55457                              28612
                                                                           56583                              29405
                                                                           59916                              29370
                                                                           56908                              29807
                                                                           55833                              30347
                                                                           61293                              30844
                                                                           59448                              31322
                                                                           58229                              31601
                                                                           59668                              32138
                                                                           58737                              32598
                                                                           62384                              33175
9/00                                                                       59091                              33712

Note: Westchester Capital Management, Inc. became sole adviser to the Fund in January of 1989. Results for earlier periods are not shown. All figures represent past performance and may not be indicative of future results. The Fund's share price and return will vary, and Investors may have a gain or loss when they redeem their shares.

                                                                   AVERAGE
                                                             ANNUAL TOTAL RETURN
                                                           -----------------------
                                                   1 YR.   5 YR.       10 YR.
                                                   -----   -----   ---------------
The Merger Fund..................................  19.1%   12.4%        12.9%

THE MERGER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

 SHARES                                                                      VALUE
 ------                                                                  --------------
COMMON STOCKS -- 103.29%*
           ADVERTISING -- 3.79%*
  825,600  Young & Rubicam Inc.........................................  $   40,867,200
                                                                         --------------
           AUTO RENTAL -- 1.14%*
  365,400  Avis Group Holdings, Inc.**(1)(4)...........................      10,824,975
   45,600  The Hertz Corporation -- Class A(1).........................       1,447,800
                                                                         --------------
                                                                             12,272,775
                                                                         --------------
           BANKS -- 1.79%*
1,184,700  First Security Corporation(1)...............................      19,325,419
                                                                         --------------
           BROADCASTING -- 5.73%*
  221,600  Chris-Craft Industries, Inc.**(1)...........................      18,254,300
1,321,550  Infinity Broadcasting Corporation -- Class A**(1)...........      43,611,150
                                                                         --------------
                                                                             61,865,450
                                                                         --------------
           BROKERAGE & INVESTMENT BANKING -- 12.86%*
  655,600  Donaldson, Lufkin & Jenrette, Inc.(1).......................      58,635,225
  262,811  J.P. Morgan & Co. Incorporated(1)(4)........................      42,936,747
  545,100  Paine Webber Group Inc.(2)(3)...............................      37,134,937
                                                                         --------------
                                                                            138,706,909
                                                                         --------------
           CABLE TV -- 3.68%*
1,336,300  Le Groupe Videotron Itee(6).................................      39,655,586
                                                                         --------------
           CEMENT & AGGREGATES -- 2.45%*
  370,400  Southdown, Inc. ............................................      26,391,000
                                                                         --------------
           CHEMICALS & COATINGS -- 4.39%*
  937,400  Lilly Industries, Inc. -- Class A...........................      27,653,300
  521,000  Union Carbide Corporation(5)................................      19,667,750
                                                                         --------------
                                                                             47,321,050
                                                                         --------------
           COMPUTER HARDWARE -- 3.47%*
  543,300  Seagate Technology, Inc.**(2)(5)............................      37,487,700
                                                                         --------------
           CONSUMER FINANCE -- 4.12%*
1,170,700  Associates First Capital Corporation -- Class A(1)..........      44,486,600
                                                                         --------------
           ELECTRIC UTILITIES -- 0.50%*
  233,900  IPALCO Enterprises, Inc. ...................................       5,350,463
                                                                         --------------
           ENTERTAINMENT -- 2.00%*
  276,300  Time Warner Inc.(5).........................................      21,620,475
                                                                         --------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2000

 SHARES                                                                      VALUE
 ------                                                                  --------------
           FOOD -- 12.35%*
  816,300  Bestfoods(1)................................................  $   59,385,825
  874,400  Keebler Foods Company(4)....................................      36,724,800
  179,400  Nabisco Group Holdings Corp.(3).............................       5,112,900
  596,500  Nabisco Holdings Corp. -- Class A(3)........................      32,061,875
                                                                         --------------
                                                                            133,285,400
                                                                         --------------
           GAS UTILITIES -- 0.36%*
  153,300  MCN Energy Group Inc. ......................................       3,928,312
                                                                         --------------
           GIFTWARE -- 0.03%*
   73,554  Syratech Corporation**(7)...................................         367,770
                                                                         --------------
           HOME FURNISHINGS -- 1.96%*
1,141,400  Shaw Industries, Inc.(5)....................................      21,115,900
                                                                         --------------
           INSURANCE & INVESTMENT MANAGEMENT -- 7.27%*
1,052,300  AXA Financial, Inc.(1)(4)...................................      53,601,531
  108,275  Axa -- ADR(1)...............................................       7,004,039
  454,000  Nvest, L.P.(3)..............................................      17,876,250
                                                                         --------------
                                                                             78,481,820
                                                                         --------------
           INTERNET SERVICES -- 2.35%*
  368,300  Lycos, Inc.**(4)............................................      25,326,380
                                                                         --------------
           MEDICAL PRODUCTS & SERVICES -- 3.94%*
  932,150  Mallinckrodt Inc.(1)........................................      42,529,344
                                                                         --------------
           METALS & MINING -- 0.35%*
  201,200  Rio Algom Limited(6)(7).....................................       3,811,113
                                                                         --------------
           MULTI-INDUSTRY -- 3.66%*
  449,200  The Seagram Company Ltd.(5)(6)..............................      25,800,925
  578,000  United Dominion Industries Limited(5).......................      13,691,375
                                                                         --------------
                                                                             39,492,300
                                                                         --------------
           NATURAL GAS TRANSMISSION & MARKETING -- 4.53%*
  688,400  Columbia Energy Group.......................................      48,876,400
                                                                         --------------
           NETWORKING PRODUCTS -- 2.85%*
  216,200  Alteon Websystems, Inc.**(1)................................      23,434,053
   23,500  SDL, Inc.**.................................................       7,268,844
                                                                         --------------
                                                                             30,702,897
                                                                         --------------
           NETWORKING SOFTWARE -- 4.48%*
  340,000  Janna Systems Inc.**(6).....................................      18,755,816
  162,900  Software.com, Inc.**(5).....................................      29,556,169
                                                                         --------------
                                                                             48,311,985
                                                                         --------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2000

 SHARES                                                                      VALUE
 ------                                                                  --------------
           OILFIELD EQUIPMENT & SERVICES -- 1.81%*
  701,800  R&B Falcon Corporation**(2).................................  $   19,562,675
                                                                         --------------
           PAPER & FOREST PRODUCTS -- 2.43%*
  813,850  Fort James Corporation(1)...................................      24,873,291
  154,463  Stora Enso Oyj -- Class R(6)................................       1,293,667
                                                                         --------------
                                                                             26,166,958
                                                                         --------------
           PHARMACEUTICALS -- 0.33%*
  100,000  Dura Pharmaceuticals, Inc.**(1).............................       3,537,500
                                                                         --------------
           PROPERTY-CASUALTY INSURANCE -- 0.43%*
  119,600  HSB Group, Inc.(1)..........................................       4,798,950
                                                                         --------------
           REAL ESTATE INVESTMENT TRUSTS -- 0.47%*
  106,200  Urban Shopping Centers, Inc. ...............................       5,044,500
                                                                         --------------
           TELEPHONY -- 7.77%*
  372,307  AT&T Corp.(1)...............................................      10,936,518
   60,557  AT&T Wireless Group**(1)....................................       1,264,127
  755,033  Clearnet Communications Inc. -- Class A**(1)................      33,457,400
   43,900  Deutsche Telekom AG -- ADR(1)...............................       1,503,575
   32,000  Tritel, Inc.**..............................................         458,000
  311,800  VoiceStream Wireless Corporation**..........................      36,188,287
                                                                         --------------
                                                                             83,807,907
                                                                         --------------
           TOTAL COMMON STOCKS (Cost $1,135,056,473)...................   1,114,498,738
                                                                         --------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------------------------------------------
PUT OPTIONS PURCHASED -- 2.16%*
           Citigroup Inc.
    7,500    Expiration October 26, 2000, Exercise Price $85.00(7).....      23,203,125
           Tyco International Ltd.
    6,049    Expiration October 2000, Exercise Price $35.00............          75,612
                                                                         --------------
           TOTAL PUT OPTIONS PURCHASED
             (Cost $23,602,190)........................................      23,278,737
                                                                         --------------

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2000

PRINCIPAL AMOUNT                                                                     VALUE
----------------                                                                 --------------
SHORT-TERM INVESTMENTS -- 0.03%*
                   VARIABLE RATE DEMAND NOTES# -- 0.03%*
    355,371        Firstar Bank, 6.37%.........................................  $      355,371
                                                                                 --------------
                   TOTAL SHORT-TERM INVESTMENTS
                     (Cost $355,371)...........................................         355,371
                                                                                 --------------
                   TOTAL INVESTMENTS
                     (Cost $1,159,014,034).....................................  $1,138,132,846
                                                                                 ==============

------------------------------

*    Calculated as a percentage of net assets.
**   Non-income producing security.
# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed above are as of September 30, 2000.
(1) All or a portion of the shares have been committed as collateral for open short positions.
(2) All or a portion of the shares have been committed as collateral for equity swap contracts.
(3) All or a portion of the shares have been committed as collateral for short foreign currency contracts.
(4) All or a portion of the shares have been committed as collateral for written option contracts.
(5) All or a portion of the shares have been committed as collateral for the credit facility.
(6)  Foreign security.
(7)  Fair-valued security.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2000

 SHARES                                                                     VALUE
 ------                                                                  ------------
  191,390  Alcan Aluminum Ltd. ........................................  $  5,538,348
  414,450  America Online, Inc. .......................................    22,276,688
  251,598  AT&T Wireless Group.........................................     5,252,108
  214,040  Axa -- ADR..................................................    13,845,713
   67,125  Axa.........................................................     8,767,540
  870,000  The Chase Manhattan Corporation.............................    40,183,125
  108,540  Citigroup Inc. .............................................     5,867,944
1,000,720  Deutsche Telekom AG.........................................    34,355,316
   40,960  Deutsche Telekom AG -- ADR..................................     1,402,880
  839,727  The Dow Chemical Company....................................    20,940,692
   54,118  DTE Energy Company..........................................     2,070,013
   67,200  Elan Corporation plc -- ADR.................................     3,679,200
  214,880  Georgia-Pacific Group.......................................     5,049,680
   89,300  JDS Uniphase Corporation....................................     8,455,594
  256,898  The News Corporation Limited -- ADR.........................    12,042,094
  291,210  NiSource Inc. ..............................................     7,098,244
  395,612  Nortel Networks Corporation.................................    23,563,640
  262,240  Phone.com, Inc. ............................................    29,797,020
  169,000  Siebel Systems, Inc. .......................................    18,811,812
   24,300  TeleCorp PCS, Inc. .........................................       461,700
  452,990  TELUS Corporation...........................................    11,771,839
  350,900  Transocean Sedco Forex Inc. ................................    20,571,512
  440,900  Tyco International Ltd. ....................................    22,871,687
   18,600  UBS AG -- Global Registered Shares..........................     2,519,184
  116,415  UBS AG -- Ordinary Shares...................................    15,767,248
  253,706  VERITAS Software Corporation................................    36,026,252
  792,860  Viacom Inc. -- Class B......................................    46,382,310
  264,340  Vivendi SA..................................................    19,642,951
  419,550  Wells Fargo & Company.......................................    19,273,078
1,960,969  WPP Group plc...............................................    23,486,395
                                                                         ------------
           TOTAL SECURITIES SOLD SHORT
             (Cost $524,827,186)                                         $487,771,807
                                                                         ============

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 2000

CONTRACTS (100 SHARES PER CONTRACT)                                              VALUE
-----------------------------------                                           ----------
CALL OPTIONS
                AXA Financial, Inc.
    1,621       Expiration October 2000, Exercise Price $50.00..............  $  253,281
                Avis Group Holdings, Inc.
    1,065       Expiration October 2000, Exercise Price $30.00..............      93,187
                J.P. Morgan & Co. Incorporated
      277       Expiration October 2000, Exercise Price $160.00.............     231,988
                Keebler Foods Company:
    1,646         Expiration October 2000, Exercise Price $45.00............      61,725
    7,098         Expiration November 2000, Exercise Price $45.00...........     798,525
                Lycos, Inc.
    3,683         Expiration October 2000, Exercise Price $60.00............   3,706,019
                                                                              ----------
                TOTAL OPTIONS WRITTEN
                  (Premiums received $8,078,627)............................  $5,144,725
                                                                              ==========

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

ASSETS:
  Investments, at value (Cost $1,159,014,034)...............                    $1,138,132,846
  Cash......................................................                         4,575,434
  Deposit at brokers for short sales........................                        30,649,405
  Receivable from brokers for proceeds on securities sold
     short..................................................                       504,970,260
  Receivable for investments sold...........................                        50,364,951
  Receivable for fund shares issued.........................                         2,992,592
  Receivable for forward currency exchange contracts........                           732,316
  Receivable for equity swap contracts......................                         4,065,538
  Dividends and interest receivable.........................                         2,320,014
  Other receivables.........................................                            25,592
                                                                                --------------
          Total Assets......................................                     1,738,828,948
                                                                                --------------
LIABILITIES:
  Securities sold short, at value (Proceeds of
     $524,827,186)..........................................    $487,771,807
  Loan payable..............................................      67,800,000
  Payable for investment securities purchased...............      93,617,376
  Options written, at value (Premiums received
     $8,078,627)............................................       5,144,725
     See accompanying schedule
  Payable for fund shares redeemed..........................       3,376,235
  Accrued interest payable..................................         350,374
  Investment advisory fee payable...........................         877,938
  Distribution fees payable.................................         189,331
  Dividends payable on short positions......................         409,848
  Accrued expenses and other payables.......................         333,767
                                                                ------------
          Total Liabilities.................................                       659,871,401
                                                                                --------------
NET ASSETS..................................................                    $1,078,957,547
                                                                                ==============
NET ASSETS Consist Of:
  Accumulated undistributed net investment income...........                    $    2,327,637
  Accumulated undistributed net realized gain on investments sold, forward currency exchange contracts, securities
     sold short, equity swaps, and option contracts expired
     or closed..............................................                        64,174,930
  Net unrealized appreciation (depreciation) on:
     Investments and foreign currency related items.........    $(20,881,188)
     Short positions........................................      37,055,379
     Written options........................................       2,933,902
     Equity swap contracts..................................       3,547,609
     Forward currency exchange contracts....................         732,316
                                                                ------------
     Net unrealized appreciation............................                        23,388,018
  Paid-in capital...........................................                       989,066,962
                                                                                --------------
          Total Net Assets..................................                    $1,078,957,547
                                                                                ==============
NET ASSET VALUE, offering price and redemption price per
  share ($1,078,957,547/63,835,833 shares of beneficial
  interest outstanding).....................................                            $16.90
                                                                                ==============


                       See notes to financial statements.

THE MERGER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

INVESTMENT INCOME:
  Interest..................................................                       $ 20,236,306
  Dividend income on long positions
     (net of foreign withholding taxes of $29,392)..........                          8,881,476
                                                                                   ------------
     Total investment income................................                         29,117,782
                                                                                   ------------
EXPENSES:
  Investment advisory fee...................................    $  7,732,018
  Distribution fees.........................................       1,427,450
  Transfer agent and shareholder servicing agent fees.......         212,195
  Federal and state registration fees.......................         151,955
  Professional fees.........................................         143,561
  Trustees' fees and expenses...............................          25,463
  Custody fees..............................................         171,160
  Administration fee........................................         353,741
  Reports to shareholders...................................          86,300
  Other.....................................................          26,532
                                                                ------------
     Total operating expenses before interest expense and
       dividends on short positions.........................                         10,330,375
  Interest expense..........................................                          4,014,885
  Dividends on short positions (net of foreign withholding
     taxes of $46,668)......................................                          2,655,049
                                                                                   ------------
     Total expenses.........................................                         17,000,309
                                                                                   ------------
NET INVESTMENT INCOME.......................................                         12,117,473
                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
     Long transactions and foreign currency related items...      91,166,309
     Short transactions.....................................     (14,842,138)
     Option contracts expired or closed.....................       6,274,107
     Equity swap contracts..................................       7,057,880
     Forward currency exchange contracts....................       2,248,798
                                                                ------------
     Net realized gain......................................                         91,904,956
  Change in unrealized appreciation (depreciation) on:
     Investments and foreign currency related items.........     (13,818,229)
     Short positions........................................      39,785,046
     Written options........................................         955,907
     Equity swap contracts..................................       3,547,609
     Forward currency exchange contracts....................         922,995
                                                                ------------
     Net unrealized gain....................................                         31,393,328
                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............                        123,298,284
                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                       $135,415,757
                                                                                   ============

                       See notes to financial statements.

THE MERGER FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Sales of Capital Shares.....................................  $   942,097,091
Repurchases of Capital Shares...............................     (572,263,075)
Net Change in Receivables/Payables Related to Capital Share
  Transactions..............................................       (3,581,716)
                                                              ---------------
Cash Provided by Capital Share Transactions.................      366,252,300
Cash Used by Borrowings.....................................      (94,800,000)
Distributions Paid in Cash*.................................       (1,741,613)
                                                              ---------------
                                                                                 $ 269,710,687
                                                                                 -------------
CASH PROVIDED (USED) BY OPERATIONS:
Purchases of Investments....................................   (5,603,099,079)
Proceeds from Sales of Investments..........................    5,309,882,151
                                                              ---------------
                                                                 (293,216,928)
                                                              ---------------
Increase in Deposit at Brokers for Short Sales..............       (1,226,751)
Net Investment Income.......................................       12,117,473
Net Change in Receivables/Payables Related to Operations....         (629,510)
                                                              ---------------
                                                                   10,261,212
                                                              ---------------
                                                                                  (282,955,716)
                                                                                 -------------
Net Decrease in Cash........................................                       (13,245,029)
Cash, Beginning of Year.....................................                        17,820,463
                                                                                 -------------
Cash, End of Year...........................................                     $   4,575,434
                                                                                 =============

------------------------------

*Non-cash financing activities include reinvestment of dividends of $46,260,669.

Supplemental Information:
  Cash paid for interest....................................  $     4,473,066

                       See notes to financial statements.

THE MERGER FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED             YEAR ENDED
                                                           SEPTEMBER 30, 2000     SEPTEMBER 30, 1999
                                                           ------------------     ------------------
Net investment income....................................    $   12,117,473          $  2,473,322
Net realized gain on investments sold, forward currency
  exchange contracts, securities sold short, equity swap
  contracts, and option contracts expired or closed......        91,904,956            54,231,596
Change in unrealized appreciation (depreciation) on
  investments, forward currency exchange contracts, short
  positions, equity swap contracts and written options...        31,393,328            24,245,755
                                                             --------------          ------------
Net increase in net assets resulting from operations.....       135,415,757            80,950,673
                                                             --------------          ------------
Distributions to shareholders from:
  Net investment income..................................        (2,863,460)           (5,109,498)
  Net realized gains.....................................       (45,138,822)          (25,528,920)
                                                             --------------          ------------
  Total dividends and distributions......................       (48,002,282)          (30,638,418)
                                                             --------------          ------------
Net increase in net assets from capital share
  transactions (Note 5)..................................       416,094,685            98,744,768
                                                             --------------          ------------
Net increase in net assets...............................       503,508,160           149,057,023

NET ASSETS:
Beginning of period......................................       575,449,387           426,392,364
                                                             --------------          ------------
End of period (including accumulated undistributed net
  investment income of $2,327,637 and $510,322,
  respectively)..........................................    $1,078,957,547          $575,449,387
                                                             ==============          ============

                       See notes to financial statements.

                                THE MERGER FUND
                              FINANCIAL HIGHLIGHTS

 Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                           YEAR               YEAR               YEAR            TEN MONTHS            YEAR
                                           ENDED              ENDED              ENDED              ENDED             ENDED
                                       SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      NOVEMBER 30,
                                           2000               1999               1998              1997(7)             1996
                                       -------------      -------------      -------------      -------------      ------------
Net Asset Value, beginning of
 period..........................           $15.37            $13.90             $15.35             $15.41             $14.87
Income from investment
 operations:
 Net investment income...........             0.25(2)(3)        0.08(2)(3)         0.20(2)(3)         0.02(2)(3)         0.20(2)(3)
 Net realized and unrealized gain
   (loss) on investments.........             2.50              2.71              (0.05)              1.35               1.24
                                        ----------          --------           --------           --------           --------
 Total from investment
   operations....................             2.75              2.79               0.15               1.37               1.44
Less distributions:
 Dividends from net investment
   income........................            (0.07)            (0.22)             (0.03)             (0.19)             (0.08)
 Distributions from net realized
   gains.........................            (1.15)            (1.10)             (1.57)             (1.24)             (0.82)
                                        ----------          --------           --------           --------           --------
 Total distributions.............            (1.22)            (1.32)             (1.60)             (1.43)             (0.90)
                                        ----------          --------           --------           --------           --------
Net Asset Value, end of period...           $16.90            $15.37             $13.90             $15.35             $15.41
                                        ==========          ========           ========           ========           ========
Total Return.....................            19.08%            21.39%              0.82%              9.68%(5)          10.26%
Supplemental Data and Ratios:
 Net assets, end of period
   (000's).......................       $1,078,958          $575,449           $426,392           $445,987           $489,084
 Ratio of operating expenses to
   average net assets............             1.34%(1)          1.38%(1)           1.33%(1)           1.36%(1)(6)        1.36%(1)
 Ratio of interest expense and
   dividends on short positions
   to average net assets.........             0.86%             1.07%              1.93%              2.93%(6)           0.95%
 Ratio of net investment income
   to average net assets.........             1.57%             0.54%              1.36%              0.13%(6)           1.36%
 Portfolio turnover rate(4)......           419.24%           386.52%            355.38%            271.24%            276.99%

------------------------------

(1) For the years ended September 30, 2000, 1999 and 1998, the ten months ended September 30, 1997, and for the year ended November 30, 1996, the operating expense ratio excludes interest expense and dividends on short positions. The ratios including interest expense and dividends on short positions for the years ended September 30, 2000, 1999 and 1998, the ten months ended September 30, 1997, and for the year ended November 30, 1996, were 2.20%, 2.45%, 3.26 %, 4.29%, and 2.31%, respectively.

(2) Net investment income before interest expense and dividends on short positions for the years ended September 30, 2000, 1999 and 1998, the ten months ended September 30, 1997, and for the year ended November 30, 1996, was $0.38, $0.23, $0.49, $0.38, and $0.35, respectively.

(3) Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.

(4) The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long position throughout the period.

(5) Not annualized.

(6) Annualized.

(7) Effective December 1, 1996 the Fund's fiscal year end was changed to September 30 from November 30.

                       See notes to financial statements.

                                THE MERGER FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000

NOTE 1 -- ORGANIZATION

     The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund's fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund's investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Investment Valuation

     Investments in securities and commodities (including options) are valued at the last sales price on the securities or commodities exchange on which such financial instruments are primarily traded. Securities not listed on an exchange or securities for which there were no transactions are valued at the average of the current bid and asked prices. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. At September 30, 2000 fair valued long securities represent 2.4% of investments, at value. The investment adviser reserves the right to value securities, including options, at prices other than last-sale prices or the average of current bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the adviser. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B. Transactions with Brokers for Short Sales

     The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with three major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

C. Federal Income Taxes

     No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2000

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
D. Written Option Accounting

     The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

E. Purchased Option Accounting

     The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract purchased is valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

F. Forward Currency Exchange Contracts

     The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

G. Distributions to Shareholders

     Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash loss and straddle loss deferrals, adjustments on equity swaps and unrealized gains or losses on Section 1256 contracts, which are realized, for tax purposes, at September 30, 2000. The

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2000

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Fund also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

H. Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

I. Foreign Securities

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

J. Foreign Currency Translations

     The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

K. When-Issued Securities

     The Fund may sell securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short sale positions. The Fund segregates and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the market value for when-issued securities.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2000

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
L. Other

     Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $17,009,423 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. The Fund may utilize derivative instruments including options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

NOTE 3 -- AGREEMENTS

     The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. Certain officers of the Fund are also officers of the Adviser.

     Firstar Mutual Fund Services, LLC, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

     Distribution services are performed pursuant to distribution contracts with Mercer Allied Company, L.P. ("Mercer"), the Fund's principal underwriter, and other broker-dealers.

NOTE 4 -- SHORT POSITIONS

     The Fund may sell securities short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2000

NOTE 5 -- SHARES OF BENEFICIAL INTEREST

     The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

     Changes in shares of beneficial interest were as follows:

                                               YEAR ENDED                      YEAR ENDED
                                           SEPTEMBER 30, 2000              SEPTEMBER 30, 1999
                                      -----------------------------   -----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ------------   --------------   ------------   --------------
        Sold........................   60,043,484    $ 942,097,091     34,234,589    $ 500,045,668
        Issued as reinvestment of
          dividends.................    3,145,089       46,260,669      2,104,113       28,405,531
        Redeemed....................  (36,804,346)    (572,263,075)   (29,554,687)    (429,706,431)
                                      -----------    -------------    -----------    -------------
        Net increase................   26,384,227    $ 416,094,685      6,784,015    $  98,744,768
                                      ===========    =============    ===========    =============

     Effective August 9, 1999 through the year ended September 30, 2000, The Merger Fund was closed to new investors.

NOTE 6 -- INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the year ended September 30, 2000 (excluding short-term investments, options and short positions) aggregated $3,442,212,001 and $2,994,527,287, respectively.

     At September 30, 2000, gross unrealized appreciation and depreciation of investments for federal income tax purposes were:

        Appreciation................................................  $ 31,464,534
        (Depreciation)..............................................   (60,933,742)
                                                                      ------------
        Net unrealized depreciation on investments..................  $(29,469,208)
                                                                      ============

     At September 30, 2000, the cost of investments for federal income tax purposes was $1,167,602,054. The primary difference between the cost amount for book purposes and tax purposes is due to deferred wash sale losses. The Fund realized, on a tax basis, post-October losses through September 30, 2000 of $2,089,121 which are not recognized for tax purposes until the first day of the following fiscal year.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2000

NOTE 7 -- OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written during the year ended September 30, 2000, were as follows:

                                                                       PREMIUM       NUMBER OF
                                                                        AMOUNT       CONTRACTS
                                                                     ------------    ---------
        Options outstanding at September 30, 1999..................  $  5,717,202       7,063
        Options written............................................    44,325,365      69,122
        Options closed.............................................   (12,701,423)    (15,243)
        Options exercised..........................................   (22,643,089)    (35,617)
        Options expired............................................    (6,619,428)     (9,935)
                                                                     ------------     -------
        Options outstanding at September 30, 2000..................  $  8,078,627      15,390
                                                                     ============     =======

NOTE 8 -- DISTRIBUTION PLAN

     The Fund has adopted a Plan of Distribution (the "Plan") dated July 1, 1993, as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate its principal underwriter, Mercer, and any other broker-dealers with whom Mercer or the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing record keeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2000, the Fund incurred $1,427,450 pursuant to the Plan.

     The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund's outstanding shares.

NOTE 9 -- CREDIT FACILITY

     Custodial Trust Company has made available to the Fund a $230 million credit facility pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. For the period October 1, 1999 to January 31, 2000, the interest rate on the outstanding principal amount was the Federal Funds Rate plus 0.875%. The interest rate changed on February 1, 2000 to the Federal Funds Rate plus 0.75% (weighted average rate of 6.85% during the year ended September 30, 2000). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated March 31, 1994. During the year ended September 30, 2000, the Fund had an outstanding average daily balance of $24,909,258. The maximum amount outstanding during the year ended September 30, 2000, was $167,600,000. At September 30, 2000, the Fund had a loan payable balance of $67,800,000. As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding.

                                THE MERGER FUND
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                               SEPTEMBER 30, 2000

NOTE 10 -- FORWARD CURRENCY EXCHANGE CONTRACTS

     At September 30, 2000, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver and receive currencies at a specified future date. The net unrealized appreciation of $732,316 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

                         CURRENCY TO           U.S. $ VALUE AT           CURRENCY TO          U.S. $ VALUE AT
SETTLEMENT DATE         BE DELIVERED          SEPTEMBER 30, 2000         BE RECEIVED         SEPTEMBER 30, 2000
---------------  ---------------------------  ------------------   -----------------------   ------------------
   10/27/00      60,133,500 Canadian Dollars     $40,005,943       40,433,009 U.S. Dollars      $40,433,009
   10/30/00      33,810,690 Canadian Dollars     $22,496,019       22,801,269 U.S. Dollars      $22,801,269

NOTE 11 -- EQUITY SWAP CONTRACTS

     The Fund has entered into both long and short equity swap contracts with three major broker/dealers: Bear Stearns, & Co., Deutsche Bank and J.P. Morgan Securities. A long equity swap contract allows the Fund to receive from the counterparty any appreciation and dividends paid on an individual security and pay the counterparty LIBOR rate plus between 50 and 100 basis points based on the notional amount of the contract as well as any depreciation on an individual security. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security and receive from the counterparty LIBOR rate less between 50 and 100 basis points based on the notional amount of the contract as well as any depreciation on an individual security.

     Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date.

     Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At September 30, 2000, the Fund had the following open contracts:

                                                                  UNREALIZED
TERMINATION DATE          SECURITY            SHARES      APPRECIATION (DEPRECIATION)
----------------  ------------------------  -----------   ---------------------------
    10/19/00      Allied Zurich plc           3,920,896           $1,878,109
    12/04/00      Alusuisse Lonza Group AG       11,193             (448,020)
    10/05/00      STMicroelectronics N.V.     2,365,800              189,737
    11/13/00      WPP Group plc              (1,485,783)           1,927,783
                                                                  ----------
                                                                  $3,547,609
                                                                  ==========

     For the period ended September 30, 2000, the Fund realized gains of $7,057,880 upon the termination of equity swap contracts.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Merger Fund

     In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short and of options written, and the related statements of operations, of cash flows, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 2000, the results of its operations, the results of its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
November 14, 2000

INVESTMENT ADVISER
      Westchester Capital Management, Inc.
      100 Summit Lake Drive
      Valhalla, NY 10595
      (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
      PAYING AGENT, AND SHAREHOLDER
      SERVICING AGENT
      Firstar Mutual Fund Services, LLC
      615 East Michigan Street
      P.O. Box 701
      Milwaukee, WI 53201-0701
      (800) 343-8959

CUSTODIAN
      Firstar Bank, N.A.
      P.O. Box 701
      Milwaukee, WI 53201-0701
      (800) 343-8959

TRUSTEES
      Frederick W. Green
      Michael J. Downey
      James P. Logan III

EXECUTIVE OFFICERS
      Frederick W. Green, President
      Bonnie L. Smith, Vice President, Treasurer and Secretary

COUNSEL
      Fulbright & Jaworski L.L.P.
      666 Fifth Avenue
      New York, NY 10103

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      100 East Wisconsin Avenue
      Milwaukee, WI 53202

                                                           [THE MERGER FUND(R)]

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2000